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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest reported)     November 12, 2003
                                                ---------------------------


                                MPSI Systems Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-11527                73-1064024
---------------------------------       -----------         -------------------
  (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

4343 South 118th East Avenue, Tulsa, Oklahoma                       74146
---------------------------------------------                     ----------
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code         918-877-6774
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.

         Effective November 11, 2003, Dr. Bryan D. Gross accepted a position on the Board of Directors of MPSI Systems Inc. Dr. Gross has recently been named as President and Chief Executive Officer of MPSI Systems Inc. effective February 1, 2004.

         Also MPSI announced authorization by its Board of Directors to undertake steps necessary to take the Company private, subject to approval by shareholders at the next shareholder meeting tentatively scheduled in April 2004.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit 99.1 - Copy of MPSI press release dated November 12, 2003 reporting quarterly earnings for the period ended September 30, 2003.

             Exhibit 99.2 - Copy of MPSI press release dated November 12, 2003 reporting the appointment of Bryan D. Gross to the Board of Directors and the intent of the Board to take the Company private.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 12, 2003, MPSI Systems Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        MPSI Systems Inc.
                                              ---------------------------------
                                                          (Registrant)



  November 12, 2003                                  /s/  James C. Auten
---------------------                         ---------------------------------
       (Date)                                             (Signature)


                                                        James C. Auten
                                              ---------------------------------
                                                (Name of Authorized Signatory)


                                                   Chief Financial Officer
                                              ---------------------------------
                                                           (Title)


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                                INDEX TO EXHIBITS

Exhibit
Number                                 Description
-------             ---------------------------------------------------
99.1                Copy of MPSI press release dated November 12, 2003.
99.2                Copy of MPSI press release dated November 12, 2003.